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                                                                 EXHIBIT 10.1(a)

                                   EXHIBIT A

                       HORACE MANN EDUCATORS CORPORATION
                           1991 STOCK INCENTIVE PLAN
               AMENDED AND RESTATED EFFECTIVE DECEMBER 31, 1999

                                  AMENDMENT 1

Effective May 25, 2000, the Horace Mann Educators Corporation 1991 Stock Incentive Plan Amended and Restated Effective December 31, 1999 ("Plan") is amended in accordance with the terms and conditions of the Plan as follows. Amend and restate the first paragraph of Section 3 to read in its entirety:

     Initially, the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan was 2,000,000. Pursuant to the 2-for-1 split of Common Stock effective December 15, 1997, an additional 2,000,000 shares of Common Stock were reserved and available for distribution pursuant to Awards under the Plan. An additional 2,000,000 shares are hereby reserved and available for distribution pursuant to Awards under the Plan. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.